The Bancorp Investor Presentation October 2026

Forward Looking Statements & Other Disclosures © The Bancorp | Investor Presentation, October 2026 2 Statements in this presentation regarding The Bancorp’s business that are not historical facts are “forward-looking statements.” These statements may be identified by the use of forward-looking terminology, including, but not limited to the words “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “may,” “will,” “could,” “continue,” or the negative thereof and similar terms or expressions. Forward-looking statements include, but are not limited to, statements regarding our anticipated 2026, 2027 and 2028 results, including earnings per share accretion, future growth, profitability, productivity and efficiency, our Fintech initiatives and revenue streams, the possible benefits relating to the adoption of AI tools, the impact of organizational restructuring, the amount of charges and savings from the restructuring, including the anticipated annualized run-rate savings, the timing of employee departures and completion of the restructuring, share repurchases, and tax credits. Such forward-looking statements relate to our current assumptions, projections, and expectations about our business and future events, including current expectations about important economic and political factors, among other factors, and are subject to risks and uncertainties, which could cause the actual results, events, or achievements to differ materially from those set forth in or implied by the forward-looking statements and related assumptions. Factors that could cause results to differ from those expressed in the forward-looking statements also include, but are not limited to the risks and uncertainties referenced or described in The Bancorp’s filings with the Securities and Exchange Commission, including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other documents that the Company files from time to time with the Securities and Exchange Commission. The forward-looking statements speak only as of the date of this presentation. The Bancorp does not undertake any duty to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. except as may be required under applicable law. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), such as those identified in the Appendix. Any non-GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non-GAAP financial measures are subject to significant inherent limitations. The non-GAAP measures presented herein may not be comparable to similar non-GAAP measures presented by other companies. This presentation includes market, industry and economic data that was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources or ascertained the underlying economic and other assumptions relied upon by such sources. The Company believes that its market, industry, and economic data is accurate and that its estimates and assumptions are reasonable, but there can be no assurance as to the accuracy or completeness thereof. Past performance is not indicative nor a guarantee of future results. Copies of the documents filed by The Bancorp with the SEC are available free of charge from the website of the SEC at www.sec.gov as well as on The Bancorp’s website at www.thebancorp.com..

Financial Highlights © The Bancorp | Investor Presentation, October 2026 3 3Q 2026 Highlights: • Core EPS of $1.47, up from $1.18 in 3Q 2025 • Core ROE of 34.7%, up from 26.6% in 3Q 2025 • Core Fintech Fees as % of Total Revenue of 30.8%, up from 26.0% in 3Q 2025 driven by organic volume growth with our fintech partners and products • Core efficiency ratio at 42.2% with continued focus on our cost discipline strategies • Ending loans of $7.3 billion, or up 9% from 3Q 2025 driven by growth in REBL, IB, and Fintech • Average Fintech loans grew to $1.5B for 3Q 2026, up 141% from 3Q 2025 3Q 2026 QTD $ in millions, except for per share amounts Reported Core1 Returns Net Income Per Share (EPS) $ 1.53 $ 1.47 Return on Assets (ROA) 2.51% 2.42% Return on Equity (ROE) 36.0% 34.7% Results of Operations Net Interest Income $ 90.1 - Fee Revenue $ 85.8 $ 45.8 Fintech Fee Revenue $ 41.8 - Noninterest Expense $ 63.5 $ 57.4 Net Income $ 62.8 $ 60.4 Key Performance Metrics Net Interest Margin (NIM) 3.75% - Fee Revenue % 48.8% 33.7% Fintech Fee Revenue % 23.8% 30.8% Efficiency Ratio - 42.2% 1These are non-GAAP financial measures and should be considered along with results prepared in accordance with Generally Accepted Accounting Principles (GAAP), and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.

Company Overview 4 We are defining the future of banking. Through our dynamic portfolio of payment, lending and platform solutions, we help propel our clients’ success, while delivering value to the investors we serve, the communities where we operate and the employees who enable our mutual success. Our Vision Fostering prosperity through the perpetual transformation of banking #1 U.S. Issuer of Prepaid cards #6 Debit and prepaid issuer volume Latest Nilson1 rankings: 1) Nilson Report, April 2026 © The Bancorp | Investor Presentation, October 2026 Fintech Solutions Credit Solutions

Business Model and Strategy © The Bancorp | Investor Presentation, October 2026 5 Leading fintech sponsor bank combined with specialized lending across our Credit Solutions businesses Real Estate Bridge Lending Focus on value-add multifamily assets in primary markets Fleet Management Services Comprehensive financing for government and commercial fleets Institutional Banking Lending solutions for wealth management firms Sponsored Lending Full range of lending programs with a suite of customizable options CREDIT SOLUTIONSFINTECH SOLUTIONS Payment Services Real-time, end-to-end payment processing Program Sponsorship Prepaid debit and credit cards for nonbank companies Embedded Finance Integrated financial services platform for employees, customers and vendors Small Business Lending (Legacy1) SBA and conventional loans for business growth 1As previously disclosed in September 2026, The Bancorp is restructuring its Small Business Lending business line (“SBL”) and intends to discontinue retail and wholesale new originations by the end of 2026, while continuing to responsibly manage and serve existing SBL customers and the loan portfolio.

© The Bancorp | Investor Presentation, October 2026 6 Established: Maintain and grow sponsor bank market leadership, continue Credit Solutions businesses on and off-balance sheet, and execute share repurchase plan Incremental: Launch Embedded Finance, transform balance sheet towards fintech dominated mix and monetize core competencies Annual EPS Growth (strategy) 10%-15% 5%-15%+ Incremental APEX 2 0 3 0 15% - 30%+ Annualized EPS Growth Core Financial Performance Expectations APEX 2030 strategic plan outlines the path to magnify our strong baseline earnings and deliver the financial performance of a fintech focused financial institution

$0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 2025 Actuals 2026 Guidance 2027 Guidance 2028 Preliminary Guidance Core Earnings Per Share (diluted)1 7 Key guidance assumptions: • Fintech revenue growth from existing programs, and new partnerships, credit sponsorship and embedded finance • Share buybacks driven by core earnings • Methodical reallocation or reduction in resources • Efficiency and productivity gains through the use of AI tools and scalable operational platform $5.95 - $6.05 $8.00 - $8.20 © The Bancorp | Investor Presentation, October 2026 1) 2026, 2027, and 2028 guidance ranges are core and assume achievement of management’s key initiatives, including critical pieces of the Apex 2030 strategic plan. The range for 2027 includes current expectation around a major partner transition along with updated expectations of partner pipeline and interest rate environment. Bar chart denotes mid-point of guidance ranges. Core earnings per share (EPS) is a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles (GAAP). The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most comparable GAAP estimates without unreasonable efforts because we are unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy. See “Non-GAAP Financial Measures” section at the end of the document for a description of these measures. 2) See “Reconciliation of Non-GAAP Measures” on page 22 $4.97 $7.00 - $7.20 2

Key Financial Metrics and Long-term Strategy © The Bancorp | Investor Presentation, October 2026 8 Key Metric (GAAP) 2022 2023 2024 2025 3Q YTD 2026 Performance Long-term strategy Return on equity 19% 26% 27% 29% 36% ~3.0x banks1 and driven by growing Fintech Solutions and Credit Solutions 50%+ Increase profitability through shift to fintech dominated company with a bank Return on assets 1.8% 2.6% 2.7% 2.5% 2.5% Increasingly productive use of balance sheet and operating platform, increased fee revenue & decrease in efficiency ratio 4.0%+ Maximize productive use of assets and manage risk Capital Return Since 20222 Cumulative Metrics Capital returned as % of Net income 98% Capital management is an integral part of The Bancorp’s strategy including managing to an asset cap of $10B (per FRB Reg II, Durbin) ~100% Seek to return approximately 100% of Adjusted net income to shareholders Total capital returned ($mm, via share buybacks) $935 % of Shares repurchased 34% 1) KBW Nasdaq Regional Banking Index (KRX) 2) All metrics are through 9/30/2026

Share Repurchase Plans © The Bancorp | Investor Presentation, October 2026 9 Increasing emphasis on capital return program, entirely through share repurchases Framework for new repurchase plan • The Company Board of Directors approved a new repurchase plan for 1Q 2027 through the end of 1Q 2028 • Targeting buyback amounts in 2027 and 1Q 2028 to be approximately 100% of cumulative Adjusted net income • The amount will be contingent on Adjusted net income performance and capital ratio levels, among other factors $60 $100 $250 $375 $150$130 $192 $218 $228 $184 46% 50% 76% 102% 98% 0% 30% 60% 90% 120% $0 $100 $200 $300 $400 2022 2023 2024 2025 YTD 2026 Share Repurchase vs. Net Income (GAAP) ($ millions) Buyback Net Income Cumulative Buyback % of NI

Fintech Solutions Overview

Experienced fintech experts who combine urgency with rigor, leveraging technology, industry knowledge, creative expertise and regulatory acumen to partner with fintech innovators

Program Sponsorship
Debit, credit, and prepaid card issuing for fintechs

Payment Services
Real-time, end-to-end payment processing including ACH, FedNow, Push2Card products

Sponsored Lending
Full range of lending programs including lines of credit, deposit advance, installment, and others with a suite of customizable options

Key Statistics

$1T+	Total payment volume[1]
$206B	Gross dollar volume[1] (GDV) [3]
50mm+	Active Accounts[2]
40+	Fintech Partners[2]

1) Trailing twelve months (TTM) through 3Q 2026 2) As of 3Q 2026

3) Gross dollar volume (GDV) of prepaid, debit and credit cards represents the total dollar amount spent on prepaid, debit and credit cards issued by The Bancorp Bank, N.A.

© The Bancorp I Investor Presentation, October 2026 10

Fintech Solutions

Product overview

Program Sponsorship

$109mm
TTM Fee Income

- 15+ Distinct consumer and commercial segments, such as:
  - Consumer debit
  - Healthcare
  - Corporate payments
- #1 prepaid card issuer and #6 debit card issuer

+

Payment Services

$24mm
TTM Fee Income

- Full-spectrum suite of payments enables single-source provider advantage
- All payment modalities serviced: Push2Card, ACH, RTP, FedNow

+

Sponsored Lending

$24mm
TTM Fee Income

- Origination of multiple credit products
  - Consumer installment
  - Secured card
  - Lines of credit
  - Deposit advance
  - Other

=

Embedded Finance

Direct end-to-end delivery and program management of all current sponsorship offerings

$8.1B
Deposits[1]
(96% total bank deposits)

$157mm
Fee Income[2]

1.72%
Cost of Deposits[1]

$1.5B
Average Total Loans[1]
(20% of total bank loans)

© The Bancorp I Investor Presentation, October 2026

1) 3Q 2026 average
2) Trailing twelve months (TTM) through 3Q 2026

11

Fintech Strategic Partner of Choice © The Bancorp | Investor Presentation, October 2026 12 The Bancorp is well positioned to compete across core sponsorship, embedded finance and sponsored lending Shared Foundation What powers all three Program Sponsorship • Market-leading scale, supported by high-volume, high-quality partner programs • Diversified across 40+ high quality fintech partners and 15+ defined product segments • Full sponsor-bank execution across issuing, account infrastructure, partner oversight and controls Sponsored Lending • We lend on the same rails we already sponsor • Full credit suite: lines of credit, installment, secured card, etc. • Partner risk-sharing and credit enhancements support risk adjusted growth Embedded Finance • Direct, end-to-end delivery and program management • Integrated program management: sponsorship and payments and lending • Deepens partner relationship and expands wallet share beyond card programs We support full product life cycle Partner focused with urgent, rigorous execution Compliance infrastructure built for fintech scale Product expertise across banking, payments and credit value chain

Fintech Platform Scale © The Bancorp | Investor Presentation, October 2026 13 Our platform enables growth in volume, products and risk management and delivers positive operating leverage Drivers of Operating Leverage Transaction Scale + Ecosystem Connectivity Large and growing sponsor bank with unified integration across payments infrastructure and partners AI Compounds the Advantage What we've built — and continue to enhance — rests on decades of regulatory experience and payments judgment that AI alone can't replicate Institutional Knowledge + Regulatory Depth AI and automation increase capacity, streamline processes and reduce the operating cost required to support additional growth 1See Non-GAAP Financial Measures in the Appendix for a detailed description and a reconciliation to the most directly comparable GAAP financial measures. Project Beacon AI-enabled automation initiative within our financial crimes function, has near 2x investigator productivity and achieved announced run rate cost savings FTS Operating Leverage and Expense per $ thousand of GDV1 Operating Leverage Expense /GDV 5.1% 6.3% 7.6% 11.6% 9.9%$0.61 $0.57 $0.55 $0.51 $0.45 $0.0 $0.3 $0.6 $0.9 0% 5% 10% 15% 2022 2023 2024 2025 2026 YTD Operating Leverage Exp/GDV

$0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2024 2025 Q3 2026 © The Bancorp | Investor Presentation, October 2026 14 Business Overview Strategy 3Q Yield Commercial Fleet Leasing Fleet vehicle leasing across commercial and government entities Deliver strong yields, fee income and moderate balance sheet growth 8.0% Small Business Lending SBA 7a and 504, focused conventional lending Discontinue new origination by end of 2026 and shift to portfolio management 7.4% Institutional Banking Lending and banking services to wealth managers and clients Maintain momentum in non- purpose securities lending (SBLOC) 5.8% Real Estate Bridge Lending 3-5-year bridge loans for purchase and rehabilitation of multi-family workforce housing Maintain mix with opportunity to originate and sell 7.6% Credit Performance Below market net charge-off ratio with uptick in 2025 driven by a few isolated Leasing clients Maintain strong credit performance - Charge-off ratio excl. Fintech1 0.08% 0.10% 0.05% Balance mix and interest rates Credit Solutions Overview $6.4$6.2 $5.7 1) Excludes fintech net charge-offs of $17.7mm, $151.1mm, and $94.5mm in 2024, 2025, and 3Q YTD 2026, respectively, which are fully offset by credit enhancement income and average fintech balances of $138mm, $607mm, and $1,353mm in 2024, 2025, and 3Q YTD 2026, respectively Credit Solutions Loans End of Period ($ billions)

Strategic Balance Sheet Transition

Illustrative marginal ROA opportunity

Traditional Lending

Share of Gross Yield (%)


~2%
Revenue Yield
Funding Costs
Provision
Origination and Opex
Marginal ROA

Traditional lending relies on higher operating costs and is more balance sheet and capital intensive

2-4x Return on assets vs traditional lending model

Sponsored Lending

Share of Gross Yield (%)


Interest Income
Lending Fees
Transaction Fees
4%-8%
Revenue Yield
Funding Costs
Provision 1
Origination and Opex
Marginal ROA

Sponsored lending provides highly scalable operating platform and is an efficient use of balance sheet and return on capital

1) Net of credit risk shared with or retained by fintech partners. Illustrative economics shown as share of gross asset yield retained after costs; not actual reported figures.

© The Bancorp I Investor Presentation, October 2026

15

51% 52% 53% 29% 28% 27% 14% 14% 14% 6% 6% 6% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Dec-24 Dec-25 Sept-26 Fair Value ($ millions) © The Bancorp | Investor Presentation, October 2026 16 Securities Portfolio Carefully crafted portfolio focused on fixed rates with a 4.7-year duration1 Yield 4 5.0% 5.2% 4.9% % Total Assets 17% 18% 16% Agency % Total 82% 83% 83% % Fixed 83% 84% 84% Commercial Mortgage- backed securities Other Residential Mortgage- backed securities Asset-backed securities Liquidity Largely comprised of granular, transaction related deposits with significant unused borrowing capacity $8.1B Deposits from Fintech Solutions2 $0.9B Net deposits swept off balance sheet3 $3.5B Unused lines across FHLB and FED3 96% Fintech Solutions deposits % of total deposits2 94% Insured deposits (% of total)3 1) 3Q 2026 Modified duration 2) 3Q 2026 average 3) As of 3Q 2026 4) YTD average yield Est. ~$128mm principal roll-off annually for the next 3 years $1,524 $1,672 $1,503

$1.60 $1.75 $1.83 $1.88 $1.94 $1.97 $2.03 $2.27 $2.66 $3.02 $3.40 $3.49 $3.68 $3.84 $3.96 $4.29 $4.43 $4.65 $4.79 $4.92 $5.14 $5.32 $5.67 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Earnings per Share TTM (GAAP $) Trailing-Twelve-Month Earnings Per Share © The Bancorp | Investor Presentation, October 2026 17 TTM GAAP EPS by quarter, 2021 – 2026 YTD 2023 2024 202520222021 2026 EPS growth momentum has continued since 2020, with TTM EPS increasing every quarter from 2021 through 2026 YTD Consistent Growth

7% 11% 12% 15% 18% 19% 26% 27% 29% 0% 10% 20% 30% 40% 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD 2026 ROE Performance1 (GAAP) Return on Equity vs Market Benchmarks © The Bancorp | Investor Presentation, October 2026 18 The Bancorp, KBW Regional Banks, and Select Peers 3 36% KBW Regional Bank Index 6% Select Peers2 1ROE reflects annual data for fiscal years 2017-2025, 2Q YTD for peers and index, and 3Q YTD 2026 for TBBK 2Select Peers across sponsor bank market 3Adjusted for sale of Safe Harbor IRA business The Bancorp has increased its profitability every year since 2017 10%

Stock Performance vs Market Benchmarks © The Bancorp | Investor Presentation, October 2026 19 The Bancorp, S&P 500, NASDAQ, and KBW Bank indices The Bancorp has largely outperformed both broad market indices and the KBW Nasdaq bank index since 3Q 2021 89% 78% 30% S&P 500 KBW Bank Index 86% NASDAQ CAGR TBBK (36%) 1-Year 12% 3-Year 14% 5-Year KBW Regional Bank Index 10% 1Reporting period: September 30, 2021 – September 30, 2026 -50% 0% 50% 100% 150% 200% 250% 2021 2022 2023 2024 2025 2026 % Change in Stock Price1

Appendix © The Bancorp | Investor Presentation, October 2026 20

Non-GAAP Financial Measures We use certain financial measures which are not calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These measures are focused on adjusting certain metrics used to measure our performance to exclude the impact of items or events that management believes are not reflective of core operating performance (collectively “Non-core adjustments”). Management uses such non-GAAP financial measures to help evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, and assess our operational efficiencies. For the periods presented, Non-core adjustments include: (i) Fintech loan credit enhancement; (ii) Provision for credit losses on fintech loans; (iii) Restructuring costs; (iv) Legal settlement (reimbursement); and (v) Income tax benefits related to a one-time adjustment from purchased transferable tax credits that relate to prior tax years. Non-GAAP measures include: • Adjusted net income is calculated as: GAAP Net income, plus: (i) pre-tax Non-core adjustments, as defined above; (ii) Income tax expense or benefit related to Non-core adjustments; and (iii) Non-core adjustments to Income tax expense. • Core earnings per share is calculated as: Adjusted net income (Non-GAAP), divided by weighted-average diluted shares. • Core revenue is calculated as: the total of GAAP Net interest income and GAAP Non-interest income, less Fintech loan credit enhancement income. • Core non-interest income is calculated as: GAAP Non-interest-income less Fintech loan credit enhancement income. • Core non-interest expense is calculated as: GAAP Non-interest expense, less Non-core adjustments from Restructuring costs and Legal settlement (reimbursement). • Core income tax expense is calculated as: GAAP Income tax expense, less (i) Income tax expense or benefit related to Pre-tax Non-core adjustments; and (ii) Non-core adjustments to Income tax expense related to transferable tax credit carryback. • Core return on assets is calculated as: Adjusted net income (Non-GAAP), divided by Average assets, as reported. • Core return on equity is calculated as: Adjusted net income (Non-GAAP), divided by Average equity, as reported. • Core efficiency ratio is calculated as Core non-interest expense (Non-GAAP) divided by Core revenue (Non-GAAP). This ratio compares revenues generated with the amount of expense required to generate such revenues and may be used as one measure of overall efficiency. • Core non-interest income as a percentage of total revenue is calculated as: (i) Core Non-interest-income (Non-GAAP); divided by (ii) Core revenue (Non-GAAP). This ratio is used to compare the amount of non-interest income, which is primarily fee-based, to our total revenue each period to review the growth in our fee-based business. • Core fintech fees as a percentage of total revenue is calculated as: (i) GAAP Non-interest income – Total fintech fees; divided by (ii) Core revenue (Non-GAAP). This metric is used to review the growth in our fintech business, which is one of our key areas of focus. • Core FTS fee revenue is calculated as: (i) Non-interest income attributed to the results of our Fintech Solutions (FTS) segment; less (ii) Fintech loan credit enhancement income. This amount is used in the Operating Leverage calculation, as discussed below. • Core FTS expense is calculated as: (i) Non-interest expense amounts directly attributed to the operations of our FTS segment, as presented in ‘Direct non-interest expense’ in our Segment results disclosed in our Form 10-Q; plus (ii) Non-interest expense allocated to our FTS segment; less Legal settlement (reimbursement). This amount is used in the Operating Leverage calculation, as discussed below. • Operating Leverage is calculated as: (i) Change in Core FTS fee revenue, adjusted from the prior year; less (ii) Change in FTS expense from the prior year. This ratio measures the relationship between growth in the operating income of the FTS segment to the fixed and variable expenses of the segment. • Core FTS Expense / GDV (per thousand) is calculated as: (i) Core FTS expense; divided by (ii) total Prepaid, debit and credit card gross dollar volume (GDV). This ratio measure the GDV volume to the FTS segment expense base. We believe that these non-GAAP measures are useful performance metrics for management, investors, and lenders, because they provide a means to evaluate period-to-period comparisons of the Company’s financial performance without the effects of certain adjustments in accordance with GAAP, and unusual, one-time, non-ordinary course items that are not reflective of core operating performance. Non-GAAP financial measures should not be considered as an alternative to GAAP financial measures. They may not be indicative of the historical operating results of the Company nor are they intended to be predictive of potential future results. Investors should not consider non-GAAP financial measures in isolation or as a substitute for performance measures calculated in accordance with GAAP. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in text or in the tables or attached to this presentation. The presentation of certain prior period amounts has been updated to conform to current period presentation. © The Bancorp | Investor Presentation, October 2026 21

Reconciliation of Non-GAAP Measures

($ in thousands, except for per share amounts)

	Three months ended			Twelve months ended
	September 30, 2026	June 30, 2026	September 30, 2025	December 31, 2025
Net income, as reported	$ 62,780	$ 60,656	$ 54,927	$ 228,213
Less: Fintech loan credit enhancement	(39,997)	(25,766)	(39,790)	(169,294)
Less: Provision for credit losses on fintech loans	39,997	25,766	39,790	169,294
Less: Restructuring costs	4,276	-	-	917
Less: Legal settlement	1,900	-	-	2,000
Pre-tax income, net of Non-core adjustments	$ 68,956	$ 60,656	$ 54,927	$231,130
Plus: Income tax expense on Non-core items	(1,297)	-	-	(613)
Plus: Transferable tax credits carryback	(7,284)	-	-	-
Adjusted net income (Non-GAAP)	**$ 60,375**	**$ 60,656**	**$ 54,927**	**$ 230,517**
Net income per share - diluted - as reported	$ 1.53	$ 1.45	$ 1.18	4.92
Plus: Non-core adjustments (pre-tax)	0.15	-	-	0.06
Less: Income tax expense on Non-core items	(0.03)	-	-	(0.01)
Less: Transferable tax credits carryback	(0.18)	-	-	-
Core earnings per share - diluted (Non-GAAP)	**$ 1.47**	**$ 1.45**	**$ 1.18**	**$ 4.97**
Weighted average shares - diluted	41,149,490	41,794,160	46,518,125	46,421,672
Return on assets, as reported	2.51%	2.51%	2.50%	-
Plus: Pre-tax adjustments	0.25	-	-	-
Less: Tax impacts	(0.34)	-	-	-
Core return on assets (Non-GAAP)	**2.42%**	**2.51%**	**2.50%**	**-**
Return on equity, as reported	36.0%	34.7%	26.6%	-
Plus: Pre-tax adjustments	3.5	-	-	-
Less: Tax impacts	(4.8)	-	-	-
Core return on equity (Non-GAAP)	**34.7%**	**34.7%**	**26.6%**	**-**

($ in thousands, except for per share amounts)

	Three months ended		
	September 30, 2026	June 30, 2026	September 30, 2025
Net interest income, as reported	$ 90,067	$ 90,466	$ 94,197
Non-interest income, as reported	85,817	73,040	80,416
Less: Fintech loan credit enhancement	39,997	25,766	39,790
Core non-interest income (Non-GAAP)	**$ 45,820**	**$ 47,274**	**$ 40,626**
Core revenue (Non-GAAP)	**$ 135,887**	**$ 137,740**	**$ 134,823**
Fintech fee revenue, as reported	$ 41,819	$ 40,894	$ 35,083
Non-interest expense, as reported	$ 63,529	$ 56,476	$ 56,404
Less: Restructuring costs	4,276	-	-
Less: Legal settlement	1,900	-	-
Core non-interest expense (Non-GAAP)	**$ 57,353**	**$ 56,476**	**$ 56,404**
Core efficiency ratio (Non-GAAP)	**42.2%**	**41.0%**	**41.8%**
Core non-interest income as a percentage of total revenue (Non-GAAP)	**33.7%**	**34.3%**	**30.1%**
Core fintech fees as a percentage of total revenue (Non-GAAP)	**30.8%**	**29.7%**	**26.0%**

© The Bancorp I Investor Presentation, October 2026

22

Reconciliation of Non-GAAP Measures (continued)

($ in thousands, except expense per $ GDV metric)

	2021	2022	2023	2024	2025	2026 YTD
Financial Metrics						
Prepaid, debit and credit card gross dollar volume (GDV)	$ 104,415,457	$ 114,532,981	$ 133,052,546	$ 152,637,453	$ 178,211,646	$ 160,294,171
Results of Operations (Fintech Solutions segment[1])						
FTS fee revenue						
Non-interest income, as reported	$ 82,343	$ 86,313	$ 99,376	$ 147,574	$ 310,555	$ 218,229
Less: Fintech loan credit enhancement,[2] as reported	—	—	—	(30,651)	(169,294)	(94,606)
Core FTS fee revenue (Non-GAAP)	**$ 82,343**	**$ 86,313**	**$ 99,376**	**$ 116,923**	**$ 141,261**	**$ 123,623**
Annualized						165,283
FTS expense						
Direct non-interest expense, as reported		22,589	25,081	26,818	30,694	26,999
Non-interest expense allocation, as reported		46,941	50,590	56,468	60,265	47,779
Less: Legal settlement, as reported		—	—	—	—	(1,900)
Core FTS expense (Non-GAAP)	**$ 69,716**	**$ 69,530**	**$ 75,671**	**$ 83,286**	**$ 90,959**	**$ 72,878**
Annualized						97,438
Key Performance Metrics						
Core FTS fee revenue growth		4.8%	15.1%	17.7%	20.8%	17.0%
Core FTS expense growth		(0.3%)	8.8%	10.1%	9.2%	7.1%
Operating leverage (Non-GAAP)		**5.1%**	**6.3%**	**7.6%**	**11.6%**	**9.9%**
Core FTS expense / $ GDV (per thousand) (Non-GAAP)	**$ 0.67**	**$ 0.61**	**$ 0.57**	**$ 0.55**	**$ 0.51**	**$ 0.45**

[1]A discussion of our segments, our reporting methodology, and allocations of interest and non-interest expense are outlined in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, within Note 18, "Segment Financial Information."

[2]We recognize non-interest income in our FTS segment (Fintech Solutions) related to a credit enhancement provided contractually by a Fintech partner. We began originating significant volumes of fintech loans in the fourth quarter of 2024.

© The Bancorp I Investor Presentation, October 2026

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